SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 12, 1996


                           MONONGAHELA POWER COMPANY
            (Exact name of registrant as specified in its charter)

          Ohio                         1-5164               13-5229392
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                            1310 Fairmont Avenue
                        Fairmont, West Virginia  26554
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (304) 366-3000
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Item 5.     Other Events.

            A copy of Monongahela Power Company's (the "Company") press release dated March 12, 1996 announcing the Company's restructuring plans is filed as an exhibit to this Current Report on Form 8-K.

Item 7.     Financial Statements and Exhibits.

            Exhibit 99.1      Press Release dated March 12, 1996.





                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MONONGAHELA POWER COMPANY



Dated:  March 13, 1996                    By:    THOMAS K. HENDERSON
                                          Name:  Thomas K. Henderson
                                          Title:   Vice President

                                 EXHIBIT INDEX



            Exhibit 99.1            Press Release dated March 12, 1996.